Exhibit 99
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vFinance Closes Acquisition of Global Partners Securities
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Deal expands VFIN's trading, market-making and institutional services

BOCA RATON, Fla: November 2, 2004--vFinance, Inc. (OTCBB: VFIN), a rapidly growing financial services firm servicing high-growth companies, high net-worth investors and financial institutions focused on aggressive growth, announced today that its subsidiary, vFinance Investments Holdings, Inc., has completed its acquisition of selected assets of Global Partners Securities, Inc., including its subsidiary, EquityStation ("ESI"), subject only to NASD approval.

GPSI provides its institutional clients market-making services, emerging market debt trading, and order execution systems through its ESI online trading subsidiary.

vFinance estimates this acquisition could increase revenues by more than $6 million annually. For the six months ended June 30, 2004, VFIN's revenues were $13,958,220, an increase of 41% over the same period in 2003. Its year-to-date net income as of June 30, 2004 was $2,315,686.

"Our objective since we started the business was to be a leading provider of financial services to successful growth companies and their investors," said Leonard J. Sokolow, CEO and President of vFinance, Inc. "We are confident that this acquisition will significantly advance this objective. Global's service offerings position our firm as a leading provider of small and mid-cap research, alternative investments and market making services."

GPSI was advised by Saunders Advisory Group, LLC of Fort Lauderdale, Florida.

About vFinance:
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vFinance, Inc. is a rapidly growing financial services company that provides research, investment banking, brokerage and trading services to more than 10,000 corporate, institutional and private clients worldwide. The Company has offices in New York, San Jose, Houston, Boca Raton and 24 other cities nationwide. Its subsidiary, vFinance Investments, Inc., is a registered broker-dealer with the SEC and a member of the NASD.

http://www.vfinance.com, the Company's Web site, is a leading destination on the Internet for companies seeking capital, as well as institutional and high net-worth investors seeking dynamic high-growth companies. Each year, the site

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hosts more than one million visitors from over 90 countries. This audience creates a perpetual, global deal stream for finance's bricks-and-mortar financial service units and enables vFinance Investments' Research Department to identify emerging trends, market segments and pioneering firms.

For vFinance Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by management, statements concerning internal operations, marketing, management's plans, objectives and strategies, and management's assessment of market factors and conditions, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitations, the volatility of domestic and international financial, retention of ESI and Global Securities, Inc. employees, bond and stock markets, intense competition, extensive governmental regulation, litigation, substantial fluctuations in the volume and price level of securities and other risks as detailed in the Company's filings with the Securities and Exchange Commission. vFinance assumes no obligation to update any forward-looking information in this press release.

Contact:
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Dave Spector
Executive Vice President, Marketing & Web Operations
561-981-1015






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